                                                                    Exhibit 23.5

[LOGO]  Sallmanns                                   [NAME IN CHINESE CHARACTERS]
        ------------------------------------------------------------------------
        Corporate valuation and consultancy                15/F Lucky Centre
                                                           165-171 Wanchai Road
        www.sallmanns.com                                  Hong Kong
                                                           Tel: (852) 2169 6000
                                                           Fax: (852) 2528 5079
20 November, 2003

The Directors
China Life Insurance Company Limited
No. 16 Chaowai Avenue
Chaoyang District
Beijing
The People's Republic of China

Dear Sirs,

China Life Insurance Company Limited (the "Company")
----------------------------------------------------
United States Securities and Exchange Commission
------------------------------------------------
Form F-1 Registration Statement under the Securities Act of 1933
----------------------------------------------------------------

We refer to the prospectus of the Company (the "Prospectus") in relation to the captioned issue.

We hereby give our consent to the inclusion in the Prospectus with the inclusion therein of our name and references to our letter, summary of values and valuation certificates for property valuation the form and context in which they respectively appear in the Prospectus.


Yours faithfully,
for and on behalf of
SALLMANNS (FAR EAST) LIMITED



/s/ Paul L. Brown
Paul L. Brown
BSc. FRICS FHKIS
Director






Hong Kong, Bangkok, Beijing,    A member of ATIS REAL-Weatheralls         [LOGO]
Delhi, Kuala Lumpur, Manila,    with offices in UK, Austria, Belgium,
Shanghai, Singapore             Czech Republic, Denmark, France, Germany,
                                Hungary, Ireland, Italy, Netherlands,
                                Russia, Spain, Australia, New Zealand,
                                Chile, Columbia, Mexico, USA.